BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock U.S. Government Bond V.I. Fund

(the “Fund”)

Supplement dated May 20, 2020 to the

Summary Prospectus and Prospectus of the Fund, each dated May 1, 2020

On April 16, 2020, the Board of Directors of BlackRock Variable Series Funds II, Inc. approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund is effective as of May 19, 2020.

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock U.S. Government Bond V.I. Fund—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Government Bond V.I. Fund—Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The second paragraph in the section of the Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following follows:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a sub-adviser to each Fund, and BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisers”), a sub-adviser to the BlackRock Total Return V.I. Fund, are registered investment advisers organized in 1995 and 2000, respectively. BlackRock and its affiliates had approximately $6.466 trillion in investment company and other portfolio assets under management as of March 31, 2020.

The seventh paragraph in the section of the Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into a separate sub-advisory agreement with BIL, an affiliate of BlackRock, with respect to each of the Funds. Under each sub-advisory agreement, BlackRock pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the Fund.

The thirteenth paragraph in the section of the Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2019. A discussion of the basis for the Board’s approval of the sub-advisory agreements between BlackRock and each of the Sub-Advisers with respect to the BlackRock Total Return V.I. Fund is included in the BlackRock Total Return V.I. Fund’s annual shareholder report for the fiscal year ended December 31, 2019. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BIL with respect to each of the BlackRock High Yield V.I. Fund and the BlackRock U.S. Government Bond V.I. Fund will be included in the respective Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2020.

Shareholders should retain this Supplement for future reference.

PR2-VAR-USG-0520SUP